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                                                       Confidential Information


               ACTIVEPRESS JOURNAL HOSTING AND DELIVERY AGREEMENT


THIS AGREEMENT is effective as of 1st January 2000, by and between HealthGate Data Corp., a Delaware corporation ("HealthGate"), having an address at 25 Corporate Drive, Suite 310, Burlington, Massachusetts 01803 and Blackwell Science Limited, having an address at Osney Mead, Oxford OX2 0EL, United Kingdom and Munksgaard International Publishers Limited of 35 Norre Sogade, Copenhagen DK 1016 Denmark (collectively the "Publisher").


WHEREAS, the Publisher is the owner and publisher of journals and the Publisher desires to retain HealthGate to maintain, develop and host an on-line World Wide Web ("Web") site for Content (as defined in SCHEDULE A attached hereto) relating to its journals;


WHEREAS, HealthGate, among other business activities, hosts and distributes health, biomedical and scientific Content for publishers through the Internet using its activePress service;


NOW THEREFORE, in consideration of the foregoing, the mutual promises set forth in this Agreement and for other good and valuable consideration, the receipt and adequacy of which is acknowledged by all parties, the parties hereby agree as follows:


1.       SITE.

         HealthGate shall design, develop, and mount the Content on servers and host the Content on a Web site with the address of http://www.blackwell-synergy.com (the "Site"). In establishing the Site, HealthGate shall (i) mount the Content on its Hardware (as defined in Section 7), (ii) make the Content and portions thereof accessible in an online interactive mode for searching, access, review, displaying in a Web browser or on computer terminals, downloading, and printing on users' Web-enabled computer equipment.


2.       SITE SERVICE PLAN.

         The Site Service Plan set forth in SCHEDULE B attached hereto contains service and support specifications, including agreed communication procedures for the notification and rectification of service errors.


3.       CONTENT MAINTENANCE PLAN.

         The Content Maintenance Plan set forth in SCHEDULE C attached hereto contains details, procedures and specifications for posting Content to the Site, including agreed processing objectives and communication policies for handling error reports.


4.       SOFTWARE MAINTENANCE AND DEVELOPMENT PLAN.

         HealthGate has developed, licensed or otherwise acquired software to operate the Site (collectively the "Software"). The Software Maintenance Plan attached hereto contains details and descriptions of the Software's functions and features and procedures for making minor enhancements to the Software. HealthGate agrees to have Section 3 of Schedule D implemented and approved by the Publisher by the effective date of the agreement. The other sections of Schedule D shall be implemented by HealthGate by the dates set out in the relevant sections of Schedule D. Notwithstanding the foregoing, the Publisher may elect to request the development of additional functions or features not described in the Software Maintenance Plan. The fee for such development described in Section 11 (e) is based upon the amount of labor time (measured in hours) required by HealthGate to evaluate, create and test each request.


5.       PROJECT MANAGERS.

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         Both parties agree to name two Project Managers, who shall be responsible for arranging all meetings, visits, and consultations between the parties, for the transmission and receipt of technical information between the parties, and for coordinating any agreed implementations.


                  HealthGate: Paul Harman, Roberta Pokigo


                  Publisher: Ian Bannerman, Alan Bacon


         All contact between HealthGate and the Publisher regarding the Site, Content, Software and implementation and maintenance shall be coordinated between the Project Managers. Either party may substitute other individuals as Project Manager from time to time upon written notice to the other party.


6.       CONTENT AND SOFTWARE BACK-UP.

         The Publisher shall provide all Content, including text and graphics, for the Site. The Publisher, at its expense, shall deliver the Content in electronic format to HealthGate as specified in the Content Maintenance Plan. As set forth in Section 20 below, the Publisher retains all ownership and copyrights of the Content. HealthGate will not make or permit any changes to the Content without the written consent of the Publisher. HealthGate shall make and maintain back-up copies of all Content and Software pursuant to a schedule set forth in the Site Service Plan. HealthGate shall store said back-up materials in a commercially reasonable safe and secure environment and not located at the same location as the Hardware.


7.       SERVER HARDWARE AND EQUIPMENT.

         HealthGate shall maintain the Site on HealthGate's Web server and/or other servers through the Term of this Agreement. HealthGate shall acquire and maintain all necessary equipment and hardware (collectively the "Hardware") for the Site. The Hardware shall be capable of storing the Content. HealthGate shall replace and upgrade, as needed, the Hardware so that users of the Site may access the Site approximately 24 hours per day and receive information from the Site at speeds and response times substantially equivalent to HealthGate's own Web site, located at www.healthgate.com, from the United Kingdom.


8.       SALES OF INFORMATION.

         The Site will include functions to facilitate the sale of information, such as articles, issues and subscriptions, to users of the Site via a secure server to non-subscribers of the Content. The Publisher shall establish all fees ("Information Fees") and other terms and conditions for such sales. HealthGate shall collect the Information Fees established by the Publisher. Within 60 days of the end of each calendar month, HealthGate shall forward to the Publisher the net Information Fees actually collected, which shall be equal to the Information Fees less a Processing Fee for each sale which shall be retained by HealthGate. The Processing Fee is further described in
         Section 11 (f).


9.       ACTIVITY REPORTS.

         During the time that HealthGate hosts the Site, HealthGate shall provide to the Publisher activity reports detailing performance, access and usage of the Site. The Activity Reporting Plan is described SCHEDULE E attached hereto. HealthGate agrees to have Schedule E implemented and approved by the Publisher by the effective date of the agreement.


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10.      ADVERTISING.

         The Site shall be designed to include space for advertising. All specifications concerning advertising space shall be determined by mutual agreement of the Publisher and HealthGate. HealthGate shall use the activePress advertising module to host, update, and administer advertising banners on the site. The parties shall share the right to sell advertising banners on the Site, but all advertising is subject to prior review and approval by the Publisher, which approval shall not be unreasonably withheld. Revenues from advertisers shall be allocated between both parties as described in Section 11 (g) below.


11.      SCHEDULE OF FEES.

         (a) SITE MAINTENANCE. The Publisher shall remit to HealthGate $145,000 annually for Site maintenance services outlined in the Site Service Plan.

         (b) CONTENT CONVERSION. The Publisher shall remit to HealthGate an annual fee of $346,500 for converting for release via the Site the Content which shall comprise up to 210 individual journal titles. This fee shall apply whether or not the Publisher supplies HealthGate with Content for 210 individual journal titles. If the Publisher supplies HealthGate with Content from more than 210 individual titles the Publisher shall remit to HealthGate an annual fee of $1650 for each additional individual journal title of the Content converted for release via the Site. If content for a particular additional title is not loaded in the first half of the year (i.e. it is not loaded in the period January through June) and, instead, is introduced for the first time and loaded in the second half of the year (i.e. it is loaded in the period July through December) the annual fee in the year it is first loaded shall be $1000. Further, if the Publisher chooses to supply Content from journal titles in excess of the initial 210 and these additional titles shall be in the form of bibliographic headers and PDF files only, then the annual conversion fee shall be $1450.

                  Content Conversion fees will be reviewed by mutual agreement each quarter to take account of potential savings as a result of changes in working methods. For example, the content conversion fees could be reduced if the publisher supplies full-text content in XML.

         (c) CONTENT STORAGE. The Publisher shall remit to HealthGate an annual fee of $123,000 for 200 gigabytes of storage of the Content on the Hardware. After one year the Publisher and HealthGate will meet and review the requirement for additional storage. The annual fee that the Publisher will pay HealthGate for additional storage shall be no greater than $600 for each additional gigabyte of storage of the Content on the Hardware in excess of 200 gigabytes of storage.

         (d) SOFTWARE MAINTENANCE. The Publisher shall remit to HealthGate an annual license fee of $191,000 fee for maintaining the Software as described in the Software Maintenance Plan. This fee includes an allowance of 48 working days (equivalent to 384 hours) of development labor time per year for HealthGate to make minor changes to the Software as requested by the Publisher and agreed to by HealthGate, whose agreement shall not be unreasonably withheld.

         (e) SOFTWARE DEVELOPMENT. The Publisher shall remit to HealthGate a fee of $1,200 for each 8 hours of labor time used for the development of additional functions or features not described in the Software Maintenance Plan.

         (f) PROCESSING FEE. The Publisher shall remit a Processing Fee, as described in Section 8 above, equal to 25% of each Information Fee relating to the on-line sale of an individual journal article processed by HealthGate. The minimum Processing Fee shall be equal to $4.00 per sales transaction processed by HealthGate. Information Fees relating to the sale of a Journal subscription are not subject to a processing fee.


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         (g)      ADVERTISING. Each party shall receive 30% of the gross
                  advertising revenue for advertising sales on the Site (as described in Section 10) originated by the other party. Advertising can be sold either on the basis of a per thousand impressions rate or on the basis of a time-limited period, subject to minimum fees of $10 per thousand impressions and $100 per page per month.

         (h) RE-SUPPLY AND RE-WORK OF CONTENT. The Publisher may re-supply SGML Content and request HealthGate to convert it again for release via the Site. The Publisher will use its best efforts to re-supply less than 25 issues per month. The Publisher shall remit to HealthGate a fee of $100 for each re-supplied issue of a journal title per month in excess of 25 issues per month for which the Publisher requests HealthGate to convert again for release via the Site, subject to a maximum of $5,000 per financial quarter. The Publisher can re-supply for conversion a particular issue to HealthGate up to a maximum of two times. If an issue is re-supplied more than two times, the Publisher shall remit to HealthGate a fee of $100 for each additional re-supply of the issue. The Project Managers of both parties can meet and agree to waive or adjust the re-supply fee in exceptional circumstances, such as one where the Publisher may request a systematic change to Content.

         (i) ACTIVITY REPORTS. All payments and fees described in Section 11 (f) shall be based upon the relevant activity reports described in the Activity Reporting Plan, as described in Schedule E.

         (j) ESCROW ACCOUNT. The Publisher shall pay all fees associated with the escrow account described in Section 24 (b).

         (k) PAYMENT. All payments in respect of the fee schedule shall be in made within 30 days of receipt of an invoice. All late payments shall bear interest at a rate equal to 1% per month until paid in full.

12.      PUBLISHER PAYMENT SCHEDULE.

Subject to HealthGate performing its obligations within the terms and conditions of this Agreement, HealthGate shall invoice the Publisher for payment according to the following annual schedule:

         (a) (i)   On 1 January of each year of the Agreement:

                   SOFTWARE MAINTENANCE - 50% of the annual software maintenance fee.

                   CONTENT CONVERSION - 25% of the annual content conversion fee of $346,500, plus 25% of the applicable fees for any journal added to the Site beyond the 210 titles described in
                   Section 11 (b).

                   SITE MAINTENANCE - 25% of the annual site maintenance fee.

                   CONTENT STORAGE - 25% of the annual content storage fee.

             (ii)  On 1 April of each year of the Agreement:

                   SOFTWARE MAINTENANCE - 25% of the annual software maintenance fee.

                   CONTENT CONVERSION - 25% of the annual content conversion fee of $346,500, plus 25% of the applicable fees for any journal added to the Site beyond the 210 titles described in Section 11 (b).

                   SITE MAINTENANCE - 25% of the annual site maintenance fee.

                   CONTENT STORAGE - 25% of the annual content storage fee.


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             (iii) On July 1 of each year of the Agreement:

                   SOFTWARE MAINTENANCE - 25% of the annual software maintenance fee.

                   SITE MAINTENANCE - 25% of the annual site maintenance fee.

                   CONTENT CONVERSION - 25% of the annual content conversion fee of $346,500, plus 25% of the applicable fees for any journal added to the Site beyond the 210 titles described in Section 11 (b).

                   CONTENT STORAGE - 25% of the annual content storage fee.

             (iv)  On 1 October of each year of the Agreement

                   CONTENT CONVERSION - 25% of the annual content conversion fee of $346,500, plus 25% of the applicable fees for any journal added to the Site beyond the 210 titles described in Section 11 (b).

                   SITE MAINTENANCE - 25% of the annual site maintenance fee.

                   CONTENT STORAGE - 25% of the annual content storage fee.

         (b) SOFTWARE DEVELOPMENT - Software development fees will be invoiced on completion of the implementation of the functions or features to which they relate, subject to the written approval of the publisher that they perform according to the Publisher's original specification of requirements. Extension of the development time as a result of modifications by the Publisher to the original specification will not be grounds for delaying payment.

         (c) OTHER FEES - All other fees shall be invoiced on a monthly basis.

13.      MILESTONES AND DELIVERABLES.

         Any failure by HealthGate in meeting the throughput processing objective time of 3 working days, as described in Schedule C, will constitute a breach of this agreement and be subject to the procedure for termination as defined in Section 17 (b). Further, if HealthGate fails to process the Content of any journal issue within the processing objective time of 3 working days, as described in Schedule C, HealthGate, recognizing the loss caused to the Publisher, will on demand pay to the Publisher an amount of money equivalent to the sum of $2,000 per issue, subject to a maximum of $50,000 per financial quarter, for all issues processed in each financial quarter.


         Such sums of money will be paid by HealthGate to the Publisher not as a penalty, but as and for the ascertained and liquidated damages owing and payable by HealthGate to the Publisher by reason of such failure to meet the processing objectives.


14.      DISTRIBUTION RIGHTS.

         The Publisher grants to HealthGate the right to sell individual articles and subscriptions to the Content through HealthGate's own Web sites, subject to mutually agreeable terms negotiated between the parties for this activity.

15.      INITIAL TERM.

         The Initial Term of this Agreement shall commence on the date first noted above and, unless terminated earlier as set forth herein, shall continue for a period of two (2) years after such date (the "Initial Term").


16.      RENEWAL.

         After the Initial Term, this Agreement shall renew for additional consecutive periods of one (1) year subject to termination in accordance with Section 17. Both parties agree to negotiate, in

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         good faith, any changes in payment terms for the subsequent term beginning 120 days before the end of the Initial Term and for each subsequent annual term.


17.      TERMINATION.

         (a) END OF TERM. Either party may terminate this Agreement upon the last date of the Initial Term or any subsequent renewal term by giving written notice of termination to the other party no later than ninety (90) days prior to the end of the Initial Term or of any subsequent one year term.


         (b) BREACH. Either party may terminate this Agreement by giving written notice of termination to the other party if that party is in breach of any term, condition or provision of this Agreement and fails to remedy such breach within thirty (30) days of receipt of such notice.

         (c) CHANGE OF CONTROL OF HEALTHGATE. The Publisher may terminate this Agreement by giving written notice of termination to HealthGate if there is a change in control of HealthGate. For the purpose of this section, a person shall have "Control" of HealthGate if he holds, directly or indirectly, shares which together with shares held by any persons acting in concert with him carry 50% or more of the voting rights of HealthGate and is a direct competitor of the Publisher. For the purpose of this section, a "direct competitor" shall be defined as a company that derives more than 50% of its sales revenues from the activity of publishing scientific, technical and medical journals.

         (d) BANKRUPTCY. Either party may terminate this agreement if the other party shall commit any act of bankruptcy, shall have a receiving order made against it, shall make or negotiate for any composition or arrangement with or assignment for the benefit of its creditors or if the other party, being a body corporate, shall present a petition or have a petition presented by a creditor for its winding up or shall enter into any liquidation (other than for the purposes of reconstruction or amalgamation), shall call any meeting of its creditors, shall have a receiver of all or any of its undertakings or assets appointed, shall be deemed by virtue of the relevant statutory provisions under the applicable law to be unable to pay its debts, or shall cease to carry on business.


         Upon the termination of this Agreement, HealthGate or its personal representative as the case may be, shall immediately deliver up to the Publisher all correspondence, reports, documents, specifications, papers, information (on whatever media) and property belonging to the Publisher which may be in his possession or under his control together with all confidential information or copyright works belonging to the Publisher. HealthGate shall erase the Content from its servers and otherwise discontinue any use of the content within ten (10) working days of the date of the termination.


18.      TERMINATION SUPPORT


         In the event of termination of this Agreement by the Publisher pursuant to Section 17, the Publisher will have the following rights and obligations:


         HealthGate will comply with the Publisher's reasonable directions, and will provide the Publisher any and all termination assistance reasonably requested by the Publisher to allow the Services to continue and to facilitate the orderly transfer of responsibility for the Site to the Publisher or a successor provider of the Site designated by the Publisher. The Publisher agrees to pay HealthGate fees for services associated with the transition. The rate and amount of such payment shall be determined by both parties agreeing to meet and use their best endeavors to develop a Post Termination Support plan.

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         The Termination assistance to be provided to the Publisher by
         HealthGate may include the following:

         (a) HealthGate will liaise with the Publisher, making available for such purpose such HealthGate liaison staff as the Publisher may reasonably require, and acting in all good faith, to ensure a mutually satisfactory license of the Software to the Publisher or, at the Publisher's option, to a replacement contractor. The period of liaison will commence as soon as notice has been given of termination of this Agreement, and will continue for a maximum period of 3 months after termination;

         (b) HealthGate agrees that at the time of termination of this Agreement, it will render all assistance, provide all documentation and undertake all actions to the extent necessary to effect an orderly assumption of the Site by the Publisher or, at the Publisher's option, by a replacement contractor;

         (c) If the Publisher so require, HealthGate will use its best endeavours to procure the transfer at the Publisher's expense, to the Publisher or to a third party nominated by the Publisher at the Publisher's sole discretion, of any Third Party Software licenses HealthGate may have obtained in its own name in order to run the Site and used for that purpose exclusively;

         (d) HealthGate will develop, together with the Publisher, a plan for the orderly transition of services ("Transition Plan") then being performed by HealthGate from HealthGate to the Publisher or such successor provider.

         (e) HealthGate will provide reasonable training for personnel of the Publisher in the performance of the services then being transitioned to the Publisher or such successor provider of Services


19.      POST TERMINATION SUPPORT IN THE EVENT OF BANKRUPTCY


         In the event of termination of this Agreement by the Publisher as a result of HealthGate committing an act of bankruptcy as set forth in 17(d) and for a period of six (6) months thereafter, HealthGate will provide the Termination Support set forth in Section 18 herein. In addition, HealthGate will continue to perform, for a reasonable period (as determined by the Publisher) of up to six (6) months following the termination date, any or all of the services then being performed by HealthGate.


         In the event of HealthGate committing an act of bankruptcy as set forth in 17(d), the Publisher agrees to pay HealthGate fees for services associated with the transition. The rate and amount of such payment shall be determined by both parties agreeing to meet and use their best endeavors to develop a Post Termination Support Plan. This plan would be subject to the relevant statutory provisions under the applicable law.


20.      INTELLECTUAL PROPERTY RIGHTS.

         (a) HEALTHGATE PROPERTY. HealthGate or its licensors shall own and retain all right, title and interest in (i) the Software and
                  (ii) any patents, copyrights, database rights or other proprietary rights in the Software; and (iii) computer code written by HealthGate for the format, appearance and presentation of the Software and Site (collectively, the "HealthGate Properties").

         (b) PUBLISHER'S PROPERTY. The Publisher shall own and retain all right, title and interest in the Content and any derivative work based upon the Content; the Publisher's trade names, trademarks and service marks; any other information of the Publisher provided to HealthGate hereunder and the format, appearance and presentation of the Site (collectively, "Publisher's Property").


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         (c)      HEALTHGATE CONFIDENTIAL INFORMATION. The Publisher understands and acknowledges that the HealthGate Properties are subject to protection as patented or copyrighted works of authorship of HealthGate or HealthGate's suppliers under United States law, and represent valuable confidential or proprietary information of HealthGate. Further, the Publisher understands and acknowledges that any confidential information pertaining, inter alia, to HealthGate's customers, finances, internal operations and methods of compiling, manipulating, presenting and disseminating Software or information, which is disclosed to the Publisher (collectively, "HealthGate Confidential Information"), represent valuable confidential information of HealthGate entitled to protection as trade secrets. The Publisher shall keep confidential, and shall protect from unauthorized disclosure by its employees and agents, the HealthGate Confidential Information and all copies or physical embodiments thereof in any media in its possession, and shall limit access to such HealthGate Confidential Information to those of its personnel who require such access in connection with the Publisher 's use thereof as permitted by this Agreement. The Publisher shall secure and protect the HealthGate Confidential Information and any and all copies and other physical embodiments thereof in any media in its possession in a manner consistent with the steps taken by the Publisher to protect its own trade secrets. The Publisher shall take appropriate action by instruction or agreement with its employees who are permitted access to the HealthGate Confidential Information or any copy or other physical embodiment thereof in any media in its possession, to satisfy its obligations hereunder. Promptly upon discovery that any person has acquired possession, use or knowledge of any part of the HealthGate Confidential Information other than as authorized by this Agreement, the Publisher shall notify HealthGate of such fact and the surrounding circumstances. The obligations of this Section 20(c) shall survive any termination of this Agreement. The obligations of this Section 20(c) shall not apply to any information which (a) is generally known to the public, or becomes so known other than by reason of a breach by the Publisher of its obligations hereunder, (b) was known to the Publisher prior to its disclosure by HealthGate, or (c) is learned by the Publisher from a third party who is not in breach of an obligation of confidentiality in making such disclosure.

         (d) PUBLISHER'S CONFIDENTIAL INFORMATION. HealthGate understands and acknowledges that any Publisher's Property contained in the Site, are subject to protection as copyrighted works of authorship of the Publisher, and represent valuable or proprietary confidential information of the Publisher. Further, HealthGate understands and acknowledges that the Publisher information pertaining, INTER ALIA, to the Publisher's subscribers, customers, finances, internal operations, sales practices, procedures and methods of compiling, manipulating, presenting and disseminating information which is disclosed to HealthGate (collectively, "Publisher's Confidential Information"), represent valuable confidential information of the Publisher entitled to protection as trade secrets. HealthGate shall keep confidential, and shall protect from unauthorized disclosure by its employees and agents, the Publisher's Confidential Information and all copies or physical embodiments thereof in its possession, and shall limit access to such Publisher's Confidential Information to those of its personnel and personnel of its consultants or agents who require such access in connection with HealthGate's use thereof as permitted by this Agreement. HealthGate shall secure and protect the Publisher's Confidential Information and any and all copies and other physical embodiments thereof in its possession in a manner consistent with the maintenance of the Publisher 's rights and interest therein. HealthGate shall take appropriate action by instruction or agreement with its employees, agents and consultants who are permitted access to the Publisher's Confidential Information or any copy or other physical embodiment thereof, to satisfy HealthGate's obligations hereunder. Promptly upon discovery that any person has acquired possession, use or knowledge of any part of the Publisher's Confidential Information other than as authorized by this Agreement, HealthGate shall notify the Publisher of such fact and the surrounding circumstances. The

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                  obligations of this Section 20 (d) shall survive any
                  termination of this Agreement. The obligations of this Section 20 (d) shall not apply to any information which (a) is generally known to the public, or becomes so known other than by reason of a breach by HealthGate of its obligations hereunder, (b) was known to HealthGate prior to its disclosure by the Publisher, or (c) is learned by HealthGate from a third party who is not in breach of an obligation of confidentiality in making such disclosure.

         (e) PUBLIC AUTHORITY EXCEPTIONS. The parties' respective obligations under this Section 20 shall not apply where disclosure is required, directed or ordered by statute, regulation or a public authority, in legal or administrative proceedings, including without limitation in connection with the filing of statements to the Securities Exchange Commission ("SEC") regarding the sale of securities or any state authority or otherwise. Notwithstanding the foregoing, and so that the other party may timely present its objections to such disclosure, each party shall provide the other party with timely notice of a request, requirement or demand to disclose such information or matter which is either made by a public authority, directed to a public authority or required by the rules and regulations of statute, regulation or a public authority.

21.      REPRESENTATIONS AND WARRANTIES.

         (a) AUTHORITY. Each party hereby represents and warrants that it has the full right, power and authority to enter into and perform this Agreement, and this Agreement has been duly authorized, executed and delivered and constitutes the valid and binding obligation of such party enforceable in accordance with its terms.

         (b)      HEALTHGATE. HealthGate hereby represents and warrants that:
                  (i) it has, and will have throughout the term of this Agreement, all right, title and interest in and to the Software, except for items that are in the public domain or that are obtained under valid licenses, (ii) it has and will have throughout the term of this Agreement the right to grant the license granted herein, and (iii) the HealthGate Property licensed hereunder does not and will not infringe any trade name, trademark or copyright.

         (c) THE PUBLISHER. The Publisher hereby represents and warrants that: (i) it has, and will have throughout the term of this Agreement, all right, title and interest in and to the Content and Publisher Properties, except for items that are in the public domain or that are obtained under valid licenses, (ii) it has and will have the right to grant the license granted herein, and (iii) the Publisher Content and Property do not and will not infringe any trade name, trademark or copyright.

         (d) MILLENNIUM COMPLIANCE. HealthGate warrants that (i) the occurrence or use of dates on or after January 1, 2000 ("Millennial Dates") will not adversely affect its performance at any level with respect to date-dependent data, computation, output or other functions; and (ii) the site will create, store, receive, process and output information related to or including Millennial Dates without error or omissions.

22.      INDEMNIFICATION.

         (a) THE PUBLISHER'S INDEMNIFICATION. The Publisher shall indemnify, defend and hold harmless HealthGate and its officers, employees, agents, affiliates and subsidiaries against and from all losses, expenses, damages and costs including, without limitation, reasonable attorneys' fees, that may at any time be incurred by any of them by reason of
                  (i) any allegation, claim or suit threatened, made or brought against any of them related to any matter covered by the representations and warranties or set forth in Sections 21 (a) and 21 (c) above, and (ii) any allegation, claim or suit threatened, made or brought against any of them that is based upon or arises from any actual or alleged error, inaccuracy or other defect in the Publisher's Content or Properties.

         (b) HEALTHGATE'S INDEMNIFICATION. HealthGate shall indemnify, defend and hold harmless each Publisher and its officers, employees, agents, affiliates and subsidiaries against and from all losses, expenses, damages and costs including,
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                  allegation, claim or suit threatened, made or brought against any of them related to any matter covered by the representations and warranties set forth in Sections 21 (a) and 21 (b) above.

         (c) NOTICE; DEFENSE OF CLAIMS. Each party shall give prompt written notice to the other party of any claim for
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23.      EXCLUSION OF IMPLIED WARRANTIES AND LIMITATION OF LIABILITY.

         EXCEPT AS SET FORTH HEREIN, NEITHER PARTY MAKES ANY WARRANTY OR REPRESENTATION TO THE OTHER, EITHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL EITHER PARTY'S LIABILITY UNDER THIS AGREEMENT EXCEED THE AMOUNT OF PAYMENTS MADE BY THE PUBLISHER TO HEALTHGATE PURSUANT TO THIS AGREEMENT.


24.      MISCELLANEOUS.

         (a) LICENSE OF SOFTWARE. Notwithstanding any other term or provision of this Agreement or the Content Maintenance Plan, HealthGate retains all right, title and interest to the Software (as defined in Section 4 hereof), computer code
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                  presentation of the Site, the Software, the Software
                  Maintenance Plan and other HealthGate Properties (as defined in Section 20 (a) hereof). The Agreement grants to the Publisher a non-exclusive, non-transferable license to utilize the Software with respect to the Site during the Term of this Agreement as provided in and subject to the terms of this Agreement. Without limiting the generality of the foregoing,
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                  the design, format, appearance and presentation of the Site in
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         (b)      SOFTWARE ESCROW. HealthGate agrees to place into escrow, at a
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         (c)      RELATIONSHIP OF PARTIES. The relationship of the parties
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         (d)      NOTICES. Notices to either party under or relating to this
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                  first page of this Agreement, Attention: President, and shall be deemed effective when received, or on the second day following the date after depositing the notice with a
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         (e)      SEVERABILITY. The terms and conditions of this Agreement are
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                  deemed to be illegal or unenforceable under any rule of law, all other terms shall remain in force. Further, the term or condition which is held to be illegal or unenforceable shall remain in effect as far as possible in accordance with the intention of the parties.

         (f)      ENTIRE AGREEMENT; MODIFICATIONS. The parties hereto agree that
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                  proposals and understandings, oral or written, relating to the
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                  remedy the cause of such delay or failure.

         (i) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of England and Wales.

         (j) VENUE. Any and all disputes between the parties arising under or in connection with this Agreement which cannot be resolved amicably by the parties shall be resolved in the courts located in London, England, except with respect to any action brought by the Publisher against HealthGate, in which case jurisdiction and venue shall be the Commonwealth of Massachusetts, USA.

         (k)      ARBITRATION. Any question, dispute, disagreement, or
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         (l)      COUNTERPARTS. This Agreement may be executed in two or more
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         (m)      SECTION HEADINGS; EXHIBITS. The section, subsection and
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         (n)      NEUTRAL CONSTRUCTION. The parties to this Agreement agree that
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         (o)      EMPLOYEES. Neither HealthGate nor the Publisher shall hire or
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                  compensation or any other form of incentives to the employees or consultants of the other for any purpose whatsoever without the express written consent of the other party. This provision shall expire twelve (12) months after the termination of this Agreement.

         (P) NO ASSIGNMENT. Neither party may sell, transfer, assign, or subcontract, any right or obligation set forth in this
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                  other party, such consent shall not be unreasonably withheld.

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Executed as of the date set forth above, as a document under seal, by the duly authorized representatives of the parties hereto.

HealthGate Data Corp.


By: /s/ William S. Reece
   -----------------------------------

William S. Reece


Chief Executive Officer






Blackwell Science Limited and and Munksgaard International Publishers Limited


By: /s/ Robert M. Campbell
   -----------------------------------


Name:   Robert M. Campbell
     ---------------------------------


Title:  Managing Director
      --------------------------------

Schedule A - Content
--------------------------------------------------------------------------------

1. List of Titles to be converted and Hosted

The journal titles comprising the Content are listed below. The titles included in the list are subject to amendment during the term of the Agreement in that the Publisher may delete a title, add a new title or modify information regarding a specific title or titles. The Publisher will notify HealthGate of all such amendments.

--------------------------------------------------------------------------------
Publisher
3-letter                                                            Publisher
code       Journal title                                            Office
--------------------------------------------------------------------------------
   ACA     Acta Chirurgica Austriaca                                Berlin
--------------------------------------------------------------------------------
   AMA     Acta Medica Austriaca                                    Berlin
--------------------------------------------------------------------------------
   ANE     Acta Neurologica Scandinavica                            Copenhagen
--------------------------------------------------------------------------------
   AOS     Acta Ophthalmologica Scandinavica                        Copenhagen
--------------------------------------------------------------------------------
   APS     Acta Physiologica Scandinavica                           Oxford
--------------------------------------------------------------------------------
   ACP     Acta Psychiatrica Scandinavica                           Copenhagen
--------------------------------------------------------------------------------
   AZO     Acta Zoologica                                           Oxford
--------------------------------------------------------------------------------
   AJE     African Journal of Ecology                               Oxford
--------------------------------------------------------------------------------
ption of having a cookie stored on
their local machine to facilitate auto login.

--------------------------------------------------------------------------------
   APT     Alimentary Pharmacology & Therapeutics                   Oxford
--------------------------------------------------------------------------------
   AIN     Allergology International                                Melbourne
--------------------------------------------------------------------------------
   ALL     Allergy                                                  Copenhagen
--------------------------------------------------------------------------------
   ANA     Anaesthesia                                              Oxford
--------------------------------------------------------------------------------
   AUI     Anasthesiologie & Intensivmedizin                        Berlin
--------------------------------------------------------------------------------
   AHE     Anatomia, Histologia, Embryologia                        Berlin
--------------------------------------------------------------------------------
   AND     Andrologia                                               Berlin
--------------------------------------------------------------------------------
   AGE     Animal Genetics                                          Oxford
--------------------------------------------------------------------------------
   AFS     Anzeiger fur Schadlingskunde                             Berlin
--------------------------------------------------------------------------------
   AEM     Aquaculture Economics & Management                       Oxford
--------------------------------------------------------------------------------
   ANU     Aquaculture Nutrition                                    Oxford
--------------------------------------------------------------------------------
   ARE     Aquaculture Research                                     Oxford
--------------------------------------------------------------------------------
   AOR     Artificial Organs                                        Boston
--------------------------------------------------------------------------------
   AJC     Asia Pacific Journals of Clinical Nutrition              Melbourne
--------------------------------------------------------------------------------
   AJD     Australasian Journal of Dermatology                      Melbourne
--------------------------------------------------------------------------------
   APY     Australasian Psychiatry                                  Melbourne
--------------------------------------------------------------------------------
   ARA     Australasian Radiology                                   Melbourne
--------------------------------------------------------------------------------
   ANM     Australian and New Zealand Journal of Mental Health
           Nursing                                                  Melbourne
--------------------------------------------------------------------------------
   ANO     Australian and New Zealand Journal of Ophthalmology      Melbourne
--------------------------------------------------------------------------------
   ANP     Australian and New Zealand Journal of Psychiatry         Melbourne
--------------------------------------------------------------------------------
   ANS     Australian and New Zealand Journal of Surgery            Melbourne
--------------------------------------------------------------------------------
   AES     Australian Journal of Earth Sciences                     Melbourne
--------------------------------------------------------------------------------
   AEC     Australian Journal of Ecology                            Melbourne
--------------------------------------------------------------------------------
   AJE     Australian Journal of Entomology                         Melbourne
--------------------------------------------------------------------------------
   AJR     Australian Journal of Rural Health                       Melbourne
--------------------------------------------------------------------------------
   AOT     Australian Occupational Therapy Journal                  Melbourne
--------------------------------------------------------------------------------
   BRE     Basin Research                                           Oxford
--------------------------------------------------------------------------------
   BMT     Berliner und Munchener Tierarztliche Wochenschrift       Berlin
--------------------------------------------------------------------------------
   BIR     Birth                                                    Boston
--------------------------------------------------------------------------------
   BCP     British Journal of Clinical Pharmacology                 Oxford
--------------------------------------------------------------------------------
   BJD     British Journal of Dermatology                           Oxford
--------------------------------------------------------------------------------
   BJH     British Journal of Haematology                           Oxford
--------------------------------------------------------------------------------
   BJS     British Journal of Surgery                               Oxford
--------------------------------------------------------------------------------
   BJU     British Journal of Urology                               Oxford
--------------------------------------------------------------------------------
   CDP     Cancer Detection & Prevention                            Boston
--------------------------------------------------------------------------------
   CPR     Cancer Practice                                          Boston
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Schedule A - Content
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   CPR     Cell Proliferation                                       Oxford
--------------------------------------------------------------------------------
   CMI     Cellular Microbiology                                    Oxford
--------------------------------------------------------------------------------
   CFS     Child & Family Social Work                               Oxford
--------------------------------------------------------------------------------
   CCH     Child: Care, Health & Development                        Oxford
--------------------------------------------------------------------------------
   CEA     Clinical & Experimental Allergy                          Oxford
--------------------------------------------------------------------------------
   CED     Clinical & Experimental Dermatology                      Oxford
--------------------------------------------------------------------------------
   CEI     Clinical & Experimental Immunology                       Oxford
--------------------------------------------------------------------------------
   CLH     Clinical & Laboratory Haematology                        Oxford
--------------------------------------------------------------------------------
   CEP     Clinical and Experimental Pharmacology and Physiology    Melbourne
--------------------------------------------------------------------------------
   CEN     Clinical Endocrinology                                   Oxford
--------------------------------------------------------------------------------
   CGE     Clinical Genetics                                        Copenhagen
--------------------------------------------------------------------------------
   COA     Clinical Otolaryngology & Allied Sciences                Oxford
--------------------------------------------------------------------------------
   CPH     Clinical Physiology                                      Oxford
--------------------------------------------------------------------------------
   CTR     Clinical Transplantation                                 Copenhagen
--------------------------------------------------------------------------------
   CDI     Colorectal Disease                                       Oxford
--------------------------------------------------------------------------------
   CBI     Conservation Biology                                     Boston
--------------------------------------------------------------------------------
   CYT     Cytopathology                                            Oxford
--------------------------------------------------------------------------------
   DSU     Dermatologic Surgery                                     Boston
--------------------------------------------------------------------------------
   DGD     Development, Growth and Differentation                   Melbourne
--------------------------------------------------------------------------------
   DOM     Diabetes, Obesity and Metabolism                         Oxford
--------------------------------------------------------------------------------
   DME     Diabetic Medicine                                        Oxford
--------------------------------------------------------------------------------
   DDI     Diversity & Distributions                                Oxford
--------------------------------------------------------------------------------
   EEN     Ecological Entomology                                    Oxford
--------------------------------------------------------------------------------
   ERE     Ecological Research                                      Melbourne
--------------------------------------------------------------------------------
   ELE     Ecology Letters                                          Oxford
--------------------------------------------------------------------------------
   EHE     Ecosystem Health                                         Boston
--------------------------------------------------------------------------------
   ECA     Engineering Construction & Architectural Management      Oxford
--------------------------------------------------------------------------------
   EGE     Environmental Geosciences                                Boston
--------------------------------------------------------------------------------
   EMI     Environmental Microbiology                               Oxford
--------------------------------------------------------------------------------
   EPP     EPPO/OEPP Bulletin                                       Oxford
--------------------------------------------------------------------------------
   EOB     Erwerbsobstbau                                           Berlin
--------------------------------------------------------------------------------
   ETH     Ethology                                                 Berlin
--------------------------------------------------------------------------------
   EJA     European Journal of Anaesthesiology                      Oxford
--------------------------------------------------------------------------------
   EJB     European Journal of Biochemistry                         Oxford
--------------------------------------------------------------------------------
   ECC     European Journal of Cancer Care                          Oxford
--------------------------------------------------------------------------------
   ECI     European Journal of Clin Investigation                   Oxford
--------------------------------------------------------------------------------
   EFP     European Journal of Forest Pathology                     Berlin
--------------------------------------------------------------------------------
   EJI     European Journal of Immunogenetics                       Oxford
--------------------------------------------------------------------------------
   EJN     European Journal of Neuroscience                         Oxford
--------------------------------------------------------------------------------
   PMR     European Journal of Physical Medicine & Rehabilitation   Berlin
--------------------------------------------------------------------------------
   EJS     European Journal of Soil Science                         Oxford
--------------------------------------------------------------------------------
   ERJ     European Respiratory Journal                             Copenhagen
--------------------------------------------------------------------------------
   FFE     Fatigue & Fracture of Engineering Materials &
           Structures                                               Oxford
--------------------------------------------------------------------------------
   FBK     First Break                                              Oxford
--------------------------------------------------------------------------------
   FME     Fisheries Management & Ecology                           Oxford
--------------------------------------------------------------------------------
   FOG     Fisheries Oceanography                                   Oxford
--------------------------------------------------------------------------------
   FAS     Foot and Ankle Surgery                                   Oxford
--------------------------------------------------------------------------------
   FCE     Forstwissenschaftliches Centralblatt                     Berlin
--------------------------------------------------------------------------------
   FWB     Freshwater Biology                                       Oxford
--------------------------------------------------------------------------------
   FEC     Functional Ecology                                       Oxford
--------------------------------------------------------------------------------
   GAF     Genes and Function                                       Oxford
--------------------------------------------------------------------------------
   GTC     Genes to Cells                                           Oxford
--------------------------------------------------------------------------------
   GTO     Geology Today                                            Oxford
--------------------------------------------------------------------------------
   GJI     Geophysical Journal International                        Oxford
--------------------------------------------------------------------------------
   GPR     Geophysical Prospecting                                  Oxford
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Schedule A - Content
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   GPF     Gesunde Pflanzen                                         Berlin
--------------------------------------------------------------------------------
   GCB     Global Change Biology                                    Oxford
--------------------------------------------------------------------------------
   GEL     Global Ecology & Biogeography Letters                    Oxford
--------------------------------------------------------------------------------
   GFS     Grass & Forage Science                                   Oxford
--------------------------------------------------------------------------------
   GEN     Gynaecological Endoscopy                                 Oxford
--------------------------------------------------------------------------------
   HUG     H&G Zeitschrift fur Hautkrankheiten                      Berlin
--------------------------------------------------------------------------------
   HAE     Haemophilia                                              Oxford
--------------------------------------------------------------------------------
   HSC     Health & Social Care in the Community                    Oxford
--------------------------------------------------------------------------------
   HEX     Health Expectations                                      Oxford
--------------------------------------------------------------------------------
   HLR     Health Libraries Review                                  Oxford
--------------------------------------------------------------------------------
   HEL     Helicobacter                                             Boston
--------------------------------------------------------------------------------
   HER     Heredity                                                 Oxford
--------------------------------------------------------------------------------
   HIS     Histopathology                                           Oxford
--------------------------------------------------------------------------------
    ID     Imaging Decisions MRI                                    Berlin
--------------------------------------------------------------------------------
   IMM     Immunology                                               Oxford
--------------------------------------------------------------------------------
   ICB     Immunology and Cell Biology                              Melbourne
--------------------------------------------------------------------------------
   ISJ     Information Systems Journal                              Oxford
--------------------------------------------------------------------------------
   IMB     Insect Molecular Biology                                 Oxford
--------------------------------------------------------------------------------
   IJO     Int Jrn of Oral and Max Surgery                          Copenhagen
--------------------------------------------------------------------------------
   IEJ     International Entodontic Journal                         Oxford
--------------------------------------------------------------------------------
   IJA     International Journal of Andrology                       Oxford
--------------------------------------------------------------------------------
   IJD     International Journal of Dermatology                     Oxford
--------------------------------------------------------------------------------
   IEP     International Journal of Experimental Pathology          Oxford
--------------------------------------------------------------------------------
   IFS     International Journal of Food Science & Technology       Oxford
--------------------------------------------------------------------------------
   IJG     International Journal of Gynecological Cancer            Boston
--------------------------------------------------------------------------------
   IJN     International Journal of Nursing Practice                Melbourne
--------------------------------------------------------------------------------
   IPD     International Journal of Pediatric Dentistry             Oxford
--------------------------------------------------------------------------------
           Journal fur Ornithologie                                 Berlin
--------------------------------------------------------------------------------
   JAN     Journal of Advanced Nursing                              Oxford
--------------------------------------------------------------------------------
   JAC     Journal of Agronomy & Crop Science                       Berlin
--------------------------------------------------------------------------------
   JBG     Journal of Animal Breeding & Genetics                    Berlin
--------------------------------------------------------------------------------
   JAE     Journal of Animal Ecology                                Oxford
--------------------------------------------------------------------------------
   JPN     Journal of Animal Physiology & Animal Nutrition          Berlin
--------------------------------------------------------------------------------
   JPE     Journal of Applied Ecology                               Oxford
--------------------------------------------------------------------------------
   JEN     Journal of Applied Entomology                            Berlin
--------------------------------------------------------------------------------
   JAI     Journal of Applied Ichthyology                           Berlin
--------------------------------------------------------------------------------
   JAM     Journal of Applied Microbiology                          Oxford
--------------------------------------------------------------------------------
   JAP     Journal of Autonomic Pharmacology                        Oxford
--------------------------------------------------------------------------------
   JBI     Journal of Biogeography                                  Oxford
--------------------------------------------------------------------------------
   JCN     Journal of Clinical Nursing                              Oxford
--------------------------------------------------------------------------------
   JCP     Journal of Clinical Pharmacy & Therapeutics              Oxford
--------------------------------------------------------------------------------
   JCA     Journal of Computer Assisted Learning                    Oxford
--------------------------------------------------------------------------------
   JCS     Journal of Consumer Studies & Home Economics             Oxford
--------------------------------------------------------------------------------
   JEC     Journal of Ecology                                       Oxford
--------------------------------------------------------------------------------
   JEP     Journal of Evaluation in Clinical Practice               Oxford
--------------------------------------------------------------------------------
   JEB     Journal of Evolutionary Biology                          Oxford
--------------------------------------------------------------------------------
   JFD     Journal of Fish Diseases                                 Oxford
--------------------------------------------------------------------------------
   JGH     Journal of Gastroenterology and Hepatology               Melbourne
--------------------------------------------------------------------------------
   JGI     Journal of General Internal Medicine                     Boston
--------------------------------------------------------------------------------
   JHE     Journal of Hepatology                                    Copenhagen
--------------------------------------------------------------------------------
   JHN     Journal of Human Nutrition & Dietetics                   Oxford
--------------------------------------------------------------------------------
   JIR     Journal of Intellectual Disability Research              Oxford
--------------------------------------------------------------------------------
   JIC     Journal of Intensive Care Medicine                       Boston
--------------------------------------------------------------------------------
   JIM     Journal of Internal Medicine                             Oxford
--------------------------------------------------------------------------------
   JID     Journal of Investigative Dermatology                     Boston
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Schedule A - Content
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   JLG     Journal of Lower Genital Tract Disease                   Boston
--------------------------------------------------------------------------------
   JMG     Journal of Metamorphic Geology                           Boston
--------------------------------------------------------------------------------
   JMI     Journal of Microscopy                                    Oxford
--------------------------------------------------------------------------------
   JNE     Journal of Neuroendocrinology                            Oxford
--------------------------------------------------------------------------------
   JNM     Journal of Nursing Management                            Oxford
--------------------------------------------------------------------------------
   JOR     Journal of Oral Rehabilitation                           Oxford
--------------------------------------------------------------------------------
   JPC     Journal of Paediatrics and Child Health                  Melbourne
--------------------------------------------------------------------------------
   JPR     Journal of Peptide Research                              Copenhagen
--------------------------------------------------------------------------------
   JPH     Journal of Phytopathology                                Berlin
--------------------------------------------------------------------------------
   JPM     Journal of Psychiatric & Mental Health Nursing           Oxford
--------------------------------------------------------------------------------
   JQC     Journal of Quality in Clinical Practice                  Melbourne
--------------------------------------------------------------------------------
   JSR     Journal of Sleep Research                                Oxford
--------------------------------------------------------------------------------
   JVA     Journal of Veterinary Medicine Series A                  Berlin
--------------------------------------------------------------------------------
   JVB     Journal of Veterinary Medicine Series B                  Berlin
--------------------------------------------------------------------------------
   JVP     Journal of Veterinary Pharmacology & Therapeutics        Oxford
--------------------------------------------------------------------------------
   JVH     Journal of Viral Hepatitis                               Oxford
--------------------------------------------------------------------------------
   JZS     Journal of Zoological Systematics & Evolutionary
           Research                                                 Berlin
--------------------------------------------------------------------------------
   KID     Kidney International                                     Boston
--------------------------------------------------------------------------------
   JLM     Laboratoriums Medizin                                    Berlin
--------------------------------------------------------------------------------
   LRE     Lakes and Reservoirs: Research and Management            Melbourne
--------------------------------------------------------------------------------
   LAM     Letters in Applied Microbiology                          Oxford
--------------------------------------------------------------------------------
   MAM     Mammal Review                                            Oxford
--------------------------------------------------------------------------------
   MAE     Marine Ecology                                           Berlin
--------------------------------------------------------------------------------
   MVE     Medical & Veterinary Entomology                          Oxford
--------------------------------------------------------------------------------
   MED     Medical Education                                        Oxford
--------------------------------------------------------------------------------
   MMY     Medical Mycology                                         Oxford
--------------------------------------------------------------------------------
   MEC     Molecular Ecology                                        Oxford
--------------------------------------------------------------------------------
   MMI     Molecular Microbiology                                   Oxford
--------------------------------------------------------------------------------
   MNR     Monthly Notices of the Royal Astronomical Society        Oxford
--------------------------------------------------------------------------------
   MYC     Mycoses                                                  Berlin
--------------------------------------------------------------------------------
   NUR     Natur und Recht                                          Berlin
--------------------------------------------------------------------------------
   NEP     Nephrology                                               Melbourne
--------------------------------------------------------------------------------
   NMO     Neurogastroenterology & Motility                         Oxford
--------------------------------------------------------------------------------
   NER     Neuromodulation                                          Boston
--------------------------------------------------------------------------------
   NEU     Neuropathology                                           Melbourne
--------------------------------------------------------------------------------
   NAN     Neuropathology & Applied Neurobiology                    Oxford
--------------------------------------------------------------------------------
   NIN     Nursing Inquiry                                          Melbourne
--------------------------------------------------------------------------------
   OMI     Oral Microbiology and Immunology                         Copenhagen
--------------------------------------------------------------------------------
   ORY     Oryx                                                     Oxford
--------------------------------------------------------------------------------
   PPE     Paediatric & Perinatal Epidemiology                      Oxford
--------------------------------------------------------------------------------
   PAN     Paediatric Anaesthesia                                   Oxford
--------------------------------------------------------------------------------
   PIM     Parasite Immunology                                      Oxford
--------------------------------------------------------------------------------
   PIN     Pathology International                                  Melbourne
--------------------------------------------------------------------------------
   PAI     Pediatric Allergy and Immunology                         Copenhagen
--------------------------------------------------------------------------------
   PDE     Pediatric Dermatology                                    Boston
--------------------------------------------------------------------------------
   PTR     Pediatric Transplantation                                Copenhagen
--------------------------------------------------------------------------------
   PED     Pediatrics International                                 Melbourne
--------------------------------------------------------------------------------
   PRE     Phycological Research                                    Melbourne
--------------------------------------------------------------------------------
   PPL     Physiologia Plantarum                                    Copenhagen
--------------------------------------------------------------------------------
   PEN     Physiological Entomology                                 Oxford
--------------------------------------------------------------------------------
   PBR     Plant Breeding                                           Berlin
--------------------------------------------------------------------------------
   PCE     Plant Cell & Environment                                 Oxford
--------------------------------------------------------------------------------
   PPA     Plant Pathology                                          Oxford
--------------------------------------------------------------------------------
   PSE     Proceeding of The Society for Experimental Biology &
           Medicine                                                 Boston
--------------------------------------------------------------------------------
   PCN     Psychiatry and Clinical Neurosciences                    Melbourne
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Schedule A - Content
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   PHN     Public Health Nursing                                    Boston
--------------------------------------------------------------------------------
   PAC     Pure & Applied Chemistry                                 Oxford
--------------------------------------------------------------------------------
   RDA     Reproduction in Domestic Animals                         Berlin
--------------------------------------------------------------------------------
   RES     Respirology                                              Melbourne
--------------------------------------------------------------------------------
   REC     Restoration Ecology                                      Boston
--------------------------------------------------------------------------------
   BDI     Bipolar Disorders                                        Copenhagen
--------------------------------------------------------------------------------
   SJI     Scandinavian Journal of Immunology                       Oxford
--------------------------------------------------------------------------------
   SED     Sedimentology                                            Oxford
--------------------------------------------------------------------------------
   SDI     Seminars in Dialysis                                     Boston
--------------------------------------------------------------------------------
   SDY     Sexual Dysfunction                                       Oxford
--------------------------------------------------------------------------------
   SOM     Somnologie Zeitschrift fur Schlafforschung und
           Schlafmedizin                                            Berlin
--------------------------------------------------------------------------------
   SPE     Sports Engineering                                       Oxford
--------------------------------------------------------------------------------
   SEN     Systematic Entomology                                    Oxford
--------------------------------------------------------------------------------
   TER     Terra Nova                                               Oxford
--------------------------------------------------------------------------------
   TBJ     The Breast Journal                                       Boston
--------------------------------------------------------------------------------
   IAR     The Island Arc                                           Melbourne
--------------------------------------------------------------------------------
   TPJ     The Plant Journal                                        Oxford
--------------------------------------------------------------------------------
   TPR     The Prostate Journal                                     Boston
--------------------------------------------------------------------------------
   TAP     Therapeutic Apheresis                                    Boston
--------------------------------------------------------------------------------
   TAN     Tissue Antigens                                          Copenhagen
--------------------------------------------------------------------------------
   TRA     Traffic                                                  Copenhagen
--------------------------------------------------------------------------------
   TME     Transfusion Medicine                                     Oxford
--------------------------------------------------------------------------------
   TID     Transplant Infection Diseases                            Copenhagen
--------------------------------------------------------------------------------
   TMI     Tropical Medicine & International Health                 Oxford
--------------------------------------------------------------------------------
   VHE     Value in Health                                          Boston
--------------------------------------------------------------------------------
   VOP     Veterinary Ophthalmology                                 Oxford
--------------------------------------------------------------------------------
   WUB     Wasser und Boden                                         Berlin
--------------------------------------------------------------------------------
   WMR     Waste Management and Research                            Copenhagen
--------------------------------------------------------------------------------
   WRE     Weed Research                                            Oxford
--------------------------------------------------------------------------------
   WMW     Wiener Medizinische Wochenschrift                        Berlin
--------------------------------------------------------------------------------
   WRR     Wound Repair and Regeneration                            Boston
--------------------------------------------------------------------------------
   XTR     Xenotranplantation                                       Copenhagen
--------------------------------------------------------------------------------
   ZFJ     Zeitschrift fur Jagdwissenschaft                         Berlin
--------------------------------------------------------------------------------
   ZKL     Zeitschrift fur Kulturtechnik und Landentwicklung        Berlin
--------------------------------------------------------------------------------
   ZSC     Zoologica Scripta                                        Oxford
--------------------------------------------------------------------------------
           Molecular Plant Pathology                                Oxford
--------------------------------------------------------------------------------
   NIN     Nursing Inquiry                                          Oxford
--------------------------------------------------------------------------------
   INR     International Nursing Review                             Oxford
--------------------------------------------------------------------------------
   NBU     Nutrition Bulletin                                       Oxford
--------------------------------------------------------------------------------
   JAR     Journal of Applied Research in Intellectual
           Disabilities                                             Oxford
--------------------------------------------------------------------------------
   BLD     British Journal of Learning Disability                   Oxford
--------------------------------------------------------------------------------
           Plant Biotechnology                                      Oxford
--------------------------------------------------------------------------------
           Geofluids                                                Oxford
--------------------------------------------------------------------------------
           Astronomy & Geophysics                                   Oxford
--------------------------------------------------------------------------------
           Fish & Fisheries                                         Oxford
--------------------------------------------------------------------------------
           Nursing Philosophy                                       Oxford
--------------------------------------------------------------------------------
           Food Ethics Review                                       Oxford
--------------------------------------------------------------------------------
           International Journal of Cosmetic Science                Oxford
--------------------------------------------------------------------------------
           Veterinary Anaesthesia and Analgesia                     Oxford
--------------------------------------------------------------------------------
           Obesity Reviews                                          Oxford
--------------------------------------------------------------------------------
           Genescreen                                               Oxford
--------------------------------------------------------------------------------
           HIV Medicine                                             Oxford
--------------------------------------------------------------------------------
           Clinical Microbiology and Infection                      Oxford
--------------------------------------------------------------------------------
           Headache                                                 Boston
--------------------------------------------------------------------------------
           Pain                                                     Boston
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Schedule A - Content
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           Digestive Endoscopy                                      Melbourne
--------------------------------------------------------------------------------
           Asian Oceanian Inst of Radiology                         Melbourne
--------------------------------------------------------------------------------
           Fisheries Science                                        Melbourne
--------------------------------------------------------------------------------
           Mycoscience                                              Melbourne
--------------------------------------------------------------------------------
           Japanese Journal of Limnology                            Melbourne
--------------------------------------------------------------------------------
           Hong Kong Inst of Paediatrics                            Melbourne
--------------------------------------------------------------------------------
           Hong Kong Inst of Emergency Medicine                     Melbourne
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Schedule B - Site Service Plan
--------------------------------------------------------------------------------

1. Hardware and communication resources

The Hardware to host the Site shall be located at HealthGate's computer facilities currently housed at Exodus Communications, Inc. Internet Data Center, located in Waltham, Massachusetts, USA.

1.1 Site access

HealthGate shall maintain adequate Internet access via telecommunications to the Site so that users of the Site may access the Site approximately 24 hours per day, and receive information from the Site at speeds and response times substantially equivalent or superior to HealthGate's own Web sites.

1.2 Software maintenance downtime

In order to maintain and update the Software, HealthGate schedules regular downtime on Saturdays from 10.00 PM to 12.00 Midnight, US Eastern Time. Although this downtime is scheduled every week the Site would probably only be down once a month because the maintenance needs are not frequent. Where possible, during the actual downtime the Site will display a page so that users accessing the Site will be aware of the situation.

In order that HealthGate may fulfil it contractual obligations with regard to maintenance of the Software, it may be necessary to schedule time when the Site may be unavailable. In these cases, the Project Managers of both parties shall mutually agree upon a time, at least 3 working days in advance, of when the site will be unavailable.

1.3 Site monitoring

HealthGate's principal business activities rely upon uninterrupted Internet access and, consequently, will use its best endeavours to ensure that the Publisher's Site receives the best possible service. HealthGate remotely monitors the Home Page of the Site every 60 seconds. If, for any reason, the server does not respond, the redundant server switches in automatically to serve the Site and a paging message is sent to HealthGate's duty staff member. Within 15 minutes of receiving the paged message, this staff member will check that the redundant machine has correctly switched in within 15 minutes. If this process fails, the duty staff member will restart the server remotely. If this is also unsuccessful, the duty staff member will post a notice to users on the Site Home Page and will contact other team members to ensure the Site is made available to users as soon as possible.

In addition, a browser page on the server monitors the links to the database tables every 180 seconds. If, for any reason, the links are defective a paging message is sent to HealthGate's duty staff member and a similar procedure is followed.

1.4 Site server hardware

The Site server is configured with two machines - one as live server, one as redundant back up. If one machine ceases to operate, the redundant machine automatically switches to serve the Site and a paging message is sent to HealthGate's duty staff member. The storage device holding the Content has a capacity of 200 gigabytes, but may be expanded to at least 400 gigabytes. Stored data is backed up once every 24 hours and copies of back-up tapes are held off site.

1.5 Proxy serving in the United Kingdom

HealthGate will arrange for a caching proxy server with approximately 50 gigabytes of usable cache to be hosted in the United Kingdom. This device will hold some elements of the Site and should enable United Kingdom users accessing Content on the Site to receive a faster service. It will also enable the Site to use a United Kingdom Primary Domain Name.


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Schedule B - Site Service Plan
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2. Communication procedures

2.1 User support

The Help section of the User Interface of the Software contains telephone numbers and an e-mail address to enable users to contact the customer support service at HealthGate. The telephone support service shall be operational 8.00 AM to 6.00 PM, US Eastern Time, and shall be supported by voice mail at other times. All e-mails sent to the support address shall be acknowledged within one working day of receipt - for the purposes of this clause, the usual working days are Monday to Friday from 09.00 AM to 5.00 PM, US Eastern Time, except in the case of US National Holidays taken by HealthGate.

2.2 Publisher support

HealthGate will supply and update information to the Publisher Project Managers to enable them to contact via telephone, telephone pager or e-mail either the HealthGate Project Managers or HealthGate's Hardware operation duty staff at any time during the week. Access exceptions may be mutually pre-notified and mutually agreed in advance to take account of US National Holidays. The telephone support service shall be operational 3.00 AM to 10.00 PM, US Eastern Time, and shall be supported by voice mail at other times. All e-mails sent to the support address shall be acknowledged within one working day of receipt.

2.3 Periodic meetings of Project Managers

Both parties will agree upon a fixed schedule of dates and locations of Project Manager meetings for each year of the agreement. The principal purpose of these meetings is to enable the Project Managers to discuss matters of mutual interest with regard to any matters pertaining to the Agreement. At least one Project Manager from each party will attend each meeting. In advance of such meetings either party may elect to nominate additional employees to attend, subject to the other party's approval. With respect to sickness or any other cause, either party may request to postpone or cancel a meeting provided that the other party is given reasonable notice of such a request and approval of such a request shall not be unreasonably withheld.

2.4 Training arrangements

The Publisher retains remote control of the Site through the Publisher Interface. In order for the Publisher's authorised staff to be able to manage the Site efficiently and effectively one of HealthGate's Project Managers will provide 2 days of training per year at the Publisher's main business location. The Publisher can request HealthGate for additional training days and these may be billed to the Publisher at a mutually agreed rate.

2.5 Changes to the Hardware

HealthGate shall supply with the Publisher with a graphical overview of the Hardware installation. Each time that HealthGate makes a significant change to the Hardware, the Publisher will be notified and supplied with an updated graphical overview.


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1. Content conversion and enhancement

1.1 Receipt of content

The Publisher shall notify HealthGate by e-mail of new Content transferred via FTP. The message will contain the following information: Journal code, Volume number, Issue number, Number of files and file types (SGML, GIF and PDF files) and Comments or Notes.

Upon receipt of this e-mail HealthGate will move the data into directories for initial pre-processing staging. A master archive copy of all content is also made. Any obvious gaps or errors will be reported to the Publisher.

1.2 Content conversion

The SGML text files are initially converted to HealthGate's Extensible Markup Language (XML) format. HealthGate also produces a thumbnail version of each GIF image scaled to an agreed standard. The Publisher may take on this conversion step to give the Publisher greater flexibility. Mathematical formulae supplied within SGML files in the AMS-LaTeX format are converted into GIF files or other formats suitable for Web viewing. HealthGate and the Publisher will mutually agree on future enhancements for the conversion and display of mathematical formulae.

1.3 Content enhancement

The XML files are then parsed to add more information that may include either tags to link each article's bibliographic references to references within other bibliographic databases or tags to link to other articles within the Site. The links for each journal title will be agreed by the Publisher and HealthGate. Reciprocal linking between the Site and other bibliographic databases to specific journal titles will be mutually agreed.

1.4 Error reporting

HealthGate will immediately notify the Publisher by e-mail, within two (2) business days, of any content that is adjudged to be either incomplete or defective in any other way such e-mail shall note the journal name, volume, issue and article ID(s). In these cases, the Publisher will advise HealthGate whether or not to process the issue. The Publisher will either re-supply the complete issue or the defective components and the Publisher and HealthGate will mutually agree the revised production timeframe for these issues on a case-by-case basis.

1.5 Processing objectives

HealthGate's objective for processing the Content comprising a new journal issue is 3 working days. This throughput time objective is defined as (a) starting from the moment that all files comprising the new issue are supplied to HealthGate and received by HealthGate in a full and complete format; and (b) completing the moment that the new issue is moved to a mutually-agreed and defined staging area on the Site. HealthGate's operating capacity for processing the Publisher's Content is 30 issues per working day. This throughput time objective does not apply in any of the following circumstances:

o If the Publisher requests HealthGate by e-mail to process particular issues in advance of issues already supplied (such requests can only be accepted by e-mail from an authorised employee of HealthGate)

o If any of the Content comprising an issue is incomplete or incorrectly supplied

o     If the volume of Content supplied exceeds HealthGate's operating capacity
      - in this case HealthGate's capacity defines the throughput time

o If Content for new titles is supplied - the standard for these is specifically addressed in Section 3 of this Schedule.

1.6 Monitoring and reporting

HealthGate will, throughout the production processes defined above, provide regular, timely and accurate reports to the Publisher. HealthGate will work towards the creation of an automated production monitoring system and will provide the Publisher with access to information from the system regarding the conversion status of a particular issue, article or object.


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1.7 Fully automated content processing

HealthGate will work towards the creation of a fully automatic process to convert and load Content onto the live Site. Such a process will, if feasible, be designed to pull files from the Publisher's FTP site. This system could also be enhanced by mutual agreement between HealthGate and the Publisher to achieve three other features: (a) to enable the Publisher to re-supply individual files (GIF, PDF and SGML) so that these items are automatically re-integrated into the issue; (b) to permit individual articles to be loaded independent of an issue being available; and, (c) the generation of an e-mail message to the Publisher that confirms receipt of files pulled from the FTP server.

HealthGate will enable the fully automated content processes to take account of the Digital Object Identifier (DOI) or other non-bibliographic based identifiers. Publisher and HealthGate will mutually agree the definition of such identifiers.


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2. Content staging and release

2.1 Database loading

As soon as all the content from a particular journal issue is processed it is loaded in the content repository database. Database records are made of each article's bibliographic details (title, authors, article type, category, volume, issue and pages) from which Tables of Contents are generated. HealthGate sends an e-mail to the Publisher alerting the appropriate personnel that the issue is available for review. Authorised employees of the Publisher are then able to see the issue for proofing, but access is restricted to all others.

2.2 Content approval and release

The content will appear in the User Interface part of the Software. The authorised employees of the Publisher can then review the content and decide whether or not to release a journal issue for general user access. The "For Sale Y/N" field of the Publisher Interface part of the Software can be used to exclude general access to view the issue to enable the Publisher to review the material on-line prior to releasing it. The database also includes fields for copyright notices and other notices of right title and interest to the content and these fields can also be adjusted using the Publisher Interface part of the Software.

2.3 Error reporting

If any employee of the Publisher determines that content is missing, incomplete or displaying incorrectly, an authorised employee of the Publisher will send an e-mail to HealthGate clearly defining the problem. In appropriate cases, they will also examine the original source files to determine if errors occurred in the source material.

2.4 Table of Contents (TOC) e-mail

The action of changing the For Sale Y/N field of the Publisher Interface part of the Software from N to Y will generate the distribution by e-mail of the journal issue's TOC to those users that have requested receipt of TOC e-mails in the User Interface part of the Software.


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3 New titles

3.1 Set-up

From time to time the Publisher might wish to include a new journal title in the Site. At such a time the Publisher must send HealthGate via e-mail details regarding the title and a banner GIF file to be displayed in the User Interface of the Software. These details should include at least the following information:

ISSN Paper; ISSN Electronic; Journal Name; Journal Abbreviation Code; Copyright Line, Pricing information. The Publisher will provide all of this information at the same time.

In addition, the Publisher could supply the MEDLINE Abbreviation; Database names for external linking (including provision for HealthGate's access rights); Society Name; Society Code; URL on the Publisher's own site(s); Subject Group(s); and Document Type Definition (DTD).

HealthGate will use this information to do two things: (a) adapt the filter, if necessary, for converting content from SGML into HealthGate's internal format; and (b) set up the title in the user interface. If HealthGate receives content for a new journal title without the necessary header information, their first action will be to request the details.

3.2 Lead time for new titles

HealthGate will load the first issue of a new title within 10 working days of full and complete data being supplied by the Publisher. Any such new title shall be supplied in a previously agreed upon DTD. Where any new title taken on from a Society has existing electronic files available (i.e. not produced by the Publisher), the conversion and loading of these files will be subject to evaluation and discussion by HealthGate and the Publisher.


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Schedule D - Software Maintenance Plan
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1. User Interface Description

The User Interface is constructed with a number of pages using Microsoft's active server page (asp) tools. Each page is described below. Many of the pages are directly linked to one another and most also have a navigation menu bar to enable a user to browse through the pages efficiently and effectively. Unless otherwise noted, all functionality described in this Schedule D which is not available on the Effective Date of this Agreement shall be delivered as released, but no later than 31 March 2000.

1.1 Home Page

The Home Page contains links to the following pages User Registration, User Login, List of Journals and About.

1.2 User Registration

Registration: The user provides demographic information and selects a user name and password.

User name creation: User names are unique and are allocated on a first-come-first-served basis.

Confirmation of registration: Upon successful completion of registration, the user receives an e-mail acknowledging their registration. Maintenance and management of User names for the site is independent of Maintenance and management of User names for HealthGate's other sites. During user registration, the e-mail address entered will be compared with those on file. If the e-mail address has already been used, the user is prompted with the choice of continuing or receiving an e-mail of the username and password for the existing account. The purpose is to stop multiple registrations from users that have forgotten their passwords.

During registration the user will have the option of having a cookie stored on their local machine to facilitate auto login.

1.3 User Login

In order to access many areas of the Site users must identify and authenticate themselves against their User Name. Users can Login from the Home Page, but are also referred to the Login page when attempting to access sections of the site that require authentication.

Users enter their particular User Name and Password on the Login page. Successful authentication passes the user either to their personal page ("Your Home Page") or to the relevant page from which they were referred.

The page also contains a mechanism for the user to look up and find their password without contacting customer support. The user inputs their User name or e-mail address and the user database is searched for a match. If there is a match, the user is asked if they wish to receive an e-mail sent to the e-mail address associated with the User Name. If there is not a match, the user should send an e-mail to or telephone the customer support service.

Once the user has successfully logged in, the user's name details will display on subsequent pages.

If the user's Auto Login cookie is detected on the Site homepage, the user will be automatically authenticated and taken to their Personal Homepage. Any pages requiring authentication will also check the Auto Login cookie before prompting for login.

1.4 List of Journals

This page contains a list of journal titles, sorted by Publisher, that have issues available on line. Each title is linked to a page that lists all issues available on line and the table of contents of the current issue. This page will contain an "A-Z" bar to navigate to journal titles alphabetically. This page will link to other pages listing the journals by different groupings: "All Journals", "Journals by Publisher" and "Subject Groups".

1.5 About

The About Page is designed by the Publisher and contains general information about the Site. The About page may link to other flat HTML pages that will be supplied by the Publisher, or created using the HTML editor.

1.6 Your Home Page

This page is personal for each User Name. It contains information regarding a user's current subscription and article purchases; a list of titles for which a TOC e-mail has been selected; a listing of the user's


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Schedule D - Software Maintenance Plan
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saved searches; a link to a page listing journal titles for which the user may select to receive a TOC e-mail and a link to a page containing links to favourite articles and journals as defined by the user.

The page also has a link to an associated page - the Update User Registration page. An authenticated user can change demographic details such as e-mail address, password and postal address. Other options available from Your Home Page include the facility to input an Offer Code, an Access Token and select any personal preferences for customisation of the site.

The page has an area for displaying a message to a particular group of users as defined in the Publisher Interface. Groups will include all subscribers to a named journal and all users that have entered an Offer Code. Other users will see a default message.

The Personal Homepage has a link to allow personal users on a machine with an unrecognised institutional IP address to write the auto login cookie to the machine's hard disk.

1.7 Table of Contents (TOC) e-mail Selection

On this page a user may select (or de-select) one or several titles for which they want to receive a TOC e-mail. If users choose this feature, they will be sent the new table of contents for each journal for which they have selected the service. This feature is available to non-subscribing users as well as subscribers. The format of the TOC e-mail will be defined by the publisher and will contain a URL linking directly to the abstract of each article listed.

1.8 Simple Search

In order to perform a search a user is required to authenticate by going through the Login page. The Simple Search form enables a user to search the database of bibliographic records for each article accessible on the site. The fields include: Author Last Name(s), Author Initial(s), Article Title, Journal Title, Keywords, Year, Volume and Issue and Full text search. The search can be restricted to (a) All journals, (b) Only favourite journals as defined by the user (from Your Home Page list), (c) a single journal, (d) journals in a selected subject group as defined in the Publisher Interface. The user will have a choice to rank search results by publication date or relevancy.

1.9 Advanced Search

The advanced search form allows the user to perform a Standard Boolean fielded search. The user can combine fielded search terms with other terms through operators to include AND, OR and NOT. Wildcards can also be used to refine the search. The search can be restricted to (a) All journals, (b) Favourite journals as defined by the user (from Your Home Page list), (c) a selected journal, (d) journals in a selected subject group as defined in the Publisher Interface. The user will have a choice to rank search results by publication date or relevancy. The advanced search can be further restricted to (a) all issues, (b) issues published in the last 1,3,6,9 or 12 months, (c) between 2 specified dates.

The Publisher and HealthGate will mutually agree to the design of the search form which will include some field names as well as a free-text field.

1.10 Search Results

The search results page lists article title information where the search criteria are matched. The results are ordered by relevancy or publication date. Where ordered by relevancy each item will display a percentage relevancy ranking. Each item in the list of search results will have a check box. The user may select one or more articles by checking the boxes and then view the abstracts sequentially on a single page. Each abstract will contain links to the Full Text and PDF article.

The user can select a name for the search and save the search criteria. The Saved Search can be re-run from a link on the Personal Homepage. The user can perform a new search or return to the simple or advanced page to refine the search criteria.

1.11 List of Issues

This page lists the issues for a particular title that are currently available on line. Each issue in the list is linked to its TOC. Some issues may be tagged as "Free Samples" and these are available for registered and authenticated users to view without charge.

A link is created on this page to take the user to the appropriate journal home page of the Publisher's own site. A text field will allow a user to search for a word in the keywords or abstract from that journal. Searching requires authentication, so an unauthenticated user will be asked to login before the search results are displayed.


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A button allows a user to add the journal to their list of favourites displayed on Your Home Page.

Design will make provision for the inclusion of an indivdual GIF illustration file associated with each issue.

The Publisher will have the ability to supply tables of contents for future issues through the Publisher Interface. These future tables of contents will be available to users via the List of Issues page. When a new issue goes live, the new interactive table of contents will replace the flat one.

Users will be able to link directly to the table of contents for a particular issue using an inbound URL resolver.

The List of Issues page will contain a link to the latest issue and a defined number of recent issues. Older issues will be accessible via links to issues published within a given year (e.g. links to "1999 Issues", "1998 Issues"). The Publisher and HealthGate will agree upon a list of the journal titles for which to create Tables of Contents and abstracts (where available) for previous years' material. The data for creating these Tables of Contents will be loaded from third party databases, such as MEDLINE. The content type will be indicated as "Full text", "Abstracts" or "Bibliographic Data Only".

1.12 Table of Contents

This page lists all articles and other material (such as editorials, reviews and correspondence) that constitute the issue grouped by article category and then in page number order. Each article listed contains the title and primary author(s) as well as page numbers. Each article could potentially be linked to its Abstract, Full Text or PDF page and to supplementary material. The size of the PDF file will be indicated adjacent to the PDF button.

Generally, access to Abstracts is provided free of charge, but access to Full-Text and PDF is limited to users who have obtained subscription or document delivery privileges.

A text field will allow a user to search for a word in the keywords or abstract from that issue. Searching requires authentication, so an unauthenticated user will be asked to login before the search results are displayed.

A link will be included to a page that lists, in alphabetical order, authors of papers in the issue. The author names will be linked to the abstract, full text or PDF of the articles.

Page design will make provision for the inclusion of an indivdual GIF illustration file associated with each issue.

1.13 Abstract

This page contains the abstract and a link to the Full Text and PDF. It also contains a link to the Notify A Colleague e-mail page. If Supplementary Material is available and tags are provided in the source SGML, an icon will link to it from this page.

The page will display a link to the MEDLINE record of the current article, if such a record exists in MEDLINE. Similar links to the record of the current article in other databases will also be included by mutual agreement between HealthGate and the Publisher.

A button allows a user to add the abstract to their list of favourites displayed on Your Home Page

1.14 Full Text

This page displays the Article in an HTML format. A user must have already purchased a subscription to the particular Journal Title or purchased the specific article before being passed to this page (except in the case of a Free Sample issue). If a user does not validate on access to the page, a purchase an offer page will be presented enabling the user to purchase a subscription or article delivery on-line.

All references and figures within the body of the text are linked to the list of references at the end of the Article or to the figure page. All references that have links to predefined databases, such as MEDLINE, are linked to those references. Figures and tables are referenced and linked to respective full page displays. If Supplementary Material is available and tags are provided in the source SGML, an icon will link to it from this page. In addition, authors of the article are tagged to external (predefined) databases searches as are keywords listed. Author and keyword searches to predefined databases, such as MEDLINE, are linked to an intermediary page giving the users the opportunity to refine these searches.

The page will display a link to the MEDLINE record of the current article, if such a record exists in MEDLINE. Similar links to the record of the current article in other databases will also be included by mutual agreement between HealthGate and the Publisher.

A button allows a user to add the article to their list of favourites displayed on Your Home Page.


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1.15 Maths

Mathematical formulae supplied as AMS-LaTeX are converted by HealthGate into GIF format files for Web viewing. In the future, as part of development, delivery in other formats such as LaTeX or a change to the Publisher's DTD to incorporate the MathML standard will be mutually agreed by both parties and tested to the satisfaction of both.

1.16 References

The references are currently present at the end of the main text file. References may be presented in pop-up windows. This would permit selective presentation of only relevant references. This also obviates the need to return to the 'parent' file when viewing a citation within an object window. As an example, if the article cites [1,2-5,8,9], the pop-up will include only these refs. This pop-up window may be dynamically generated to facilitate linking to standard databases.

1.17 Object Windows

As for the Full Text Section, but the dimensions will be specified by the Publisher. Treatment of object windows as a pop-up will permit the user to compare two or more figures, or to refer to the text.

1.18 Graphics

Graphics files will be available to the user in the most suitable format the browser can use: Shock Wave Flash if enabled, GIF if not. In the future the Publisher and HealthGate may mutually agree to the supply and use of additional file formats, such as high resolution JPEG.

1.19 Supplementary Material

Supplementary Material (which may consist of textual, tabular, graphical, video, audio or animated data), will be made available free of charge via an icon on the Table of Contents and accessible from within the full text. Links to the material will be will be supplied by the Publisher in the source SGML.

Links to helper applications will be included as necessary.

The data will be supplied by the Publisher. If the Publisher requests HealthGate to convert the material and host it, HealthGate will charge the Publisher the full costs associated with conversion.

1.20 Multiple-part documents

HealthGate and the Publisher will mutually agree on a specification for handling Multiple-part documents.

1.21 Multiple-Abstract sections

HealthGate and the Publisher will mutually agree on a specification for handling Multiple Abstract sections.

1.22 PDF

This page downloads the Article in a PDF file. A user must have already purchased a subscription to the particular Journal Title or purchased the specific article before being passed to this page (except in the case of a Free Sample issue). If a user does not validate on access to the page, a purchase offer page will be presented enabling the user to purchase a subscription or article delivery on-line.

The size of the PDF file will be indicated adjacent to the PDF button used to access the file.

In order to view the downloaded article, the user must obtain a copy of Adobe Acrobat Reader. A link to Adobe's Home Page is available on the Help Page.

1.23 Notify a Colleague

This feature enables an authenticated user to send an e-mail to an acquaintance that contains URL information and a link to an abstract or article. A user completes the destination e-mail address or addresses and can then add their own comments to the e-mail prior to sending it.


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1.24 Purchase Offer Page

This page contains the offers available for a user to purchase. It could contain various purchase offers as follows Article, Regular Subscription and Discounted Society Subscription. These offers could be listed in a variety of different currencies.

User selection of an offer links to the secure Credit Card connection page.

The Publisher Interface can used to control the layout of this page on a title by title basis. One or more of the following may be displayed for each title:
(a) document delivery offer, (b) subscription offer in one or more currencies,
(c) standard text including link to Publisher's web-site and (d) a piece of HTML text for each journal entered with an HTML editor from the Publisher Interface.

1.25 Credit Card Validation

Once the offer has been selected, the user will then be shown a page that provides a secure connection for credit card information. The user will be asked to give the credit card number, type (VISA, MasterCard, AMEX, Discover), and expiration date.

The credit card is then validated and the user is shown the cost that has been charged to the credit card. A unique receipt number is displayed on the page and a copy is e-mailed to the e-mail address supplied by the user during registration.

1.26 Society Membership Validation and Offer Code

The Publisher can supply lists of names and membership numbers of learned societies. In this way registered users can verify their society membership and incorporate these details as part of their User Profiles.

A link to this validation page is contained within Your Home Page. A user selects the Offer Code link and inputs a code relevant to a particular society offer - this code is supplied to the society member by the Publisher. The user then inputs the validation information - usually Surname and Membership number.

A society offer may include free on-line subscriptions to one or more titles or special discounts to titles. Once the society membership information is validated these offers are presented to the user - free subscriptions are automatically listed on Your Home Page. A choice of offers may be made available, such as selecting one or more titles from a package. Upon selecting an offer the user will be taken to the credit card validation page. Upon successfully completing the transaction, the subscriptions will be added to Your Home Page.

If a user successfully validates society membership, but does not, at the same time, take up an offer that requires payment, the offer will be presented on the Purchase Offer page when the user subsequently tries to access content covered by the offer.

1.27 Publisher Access Tokens

The Publisher can accept subscription orders from users off-line and would wish users to validate them on-line. The Publisher may also wish to provide free access to users such as editorial board members. The Publisher interface contains a tool to generate Access Tokens. These Tokens can cover single or multiple titles and the Publisher can define their expiry date. Each token can only be used once.

A user supplied with a Token links to the Access Token validation page from Your Home Page. The Token is input and the subscription is linked to that User Name or Institutional Name.

1.28 Help

The Help page contains e-mail and telephone contact details for users to submit their queries to. It also contains linked URL's for Microsoft and Netscape browser and for the Adobe Acrobat Reader software downloads. The help page can be edited and linked to newly created pages via the Publisher Interface. To standardise the communication routes and to facilitate the direction of queries to the relevant HealthGate and Publisher e-mail addresses a help form will be designed by the Publisher. This form will enable a user to send e-mail from their browser. The user will enter their e-mail address (defaulted if an authenticated personal user), name, subject and free text message. The user will be able to choose from a number of categories to be defined by the Publisher, such as "subscription queries", "technical problems", and "other queries". The user has the option of sending themselves a copy of the mail. The mail is routed to a pre-defined e-mail address for each category of query. The body of the e-mail will contain header information including (where known) username, e-mail address, name, subject, browser type and version being used, IP address, time and date sent and the user-entered message text.


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The Publisher will design a similar form so that users can send feedback to the
Publisher.

1.29 Menu Bar

The Menu Bar can be included on any page as defined by the Publisher and it can display different elements according to the page it displays on. The elements that can be included are links to the following: Home Page, Your Home Page, List of Journals, List of Issues, Table of Contents, Notify A Colleague, Search and Help.

1.30 Access to the MEDLINE database

HealthGate hosts the MEDLINE database under licence from the US National Library of Medicine. The references of full-text of articles from some journals will be linked to their specific MEDLINE record. In addition, the interface contains a link to a MEDLINE search form. This search form will be HealthGate's Advanced Search Form. A user can use the form to enter a query against the MEDLINE database. If records are found that match the query this displays as a hit list. A user may then select to view the abstract of a particular record from the hit list. The abstract display will also include (where available):

Related articles

The related articles of a specific abstract are those abstracts in the MEDLINE database that are the most similar to it. The similarity between documents is measured by the words they have in common with some adjustment for abstract lengths.

Link to full text of an abstract

When a MEDLINE abstract contains a link to the full-text of an article, a button will display in the abstract display. This button links to the Web site belonging to the publishing copyright owner of the journal where the full text article resides. These publisher Web sites may require a subscription or fee in order to view the full-text of an article.

The user will be able to view the abstract in both MEDLINE and bibliographic citation manager formats and be able to save the abstract in MAC, PC or UNIX format as either text or HTML.

1.31 Linking from other databases

The Publisher will supply some third party database hosts with a resolver that permits users of these databases to link into the Site using the bibliographic details supplied by the Publisher to the third party. A user of a third party database will gain access to the Site as follows - (a) if the user is recognised by the Site (by valid IP address, previous session login or auto-login cookie) and has access rights to the content, the user will gain access the to the Abstract, PDF, or Full Text as determined by the referring resolver; or (b) if the user's access rights cannot be recognised, the user will be presented with a page to either login or register and, if the login is successful, the user will gain access to the Abstract, PDF, or Full Text as determined by the referring resolver.

1.32 Reciprocal linking to other publisher on-line systems

By reciprocal agreement with other publishers, the Publisher will supply HealthGate with bibliographic citations that are linked directly to other third party on-line systems. The Publisher will then permit users referred from these third party sites to view full-text files without the requirement to authenticate. Where possible, this type of relationship will take into account Forward Linking, so that each time such a link is generated, the linked-to publisher is notified and can append a forward link to the cited file.

1.33 Forward Linking

When each new intra-Synergy link is created, the article that has been referenced will have added to it a 'Forward link'. These will be listed at the bottom of the article under a section headed "Articles citing this work". For each link, the following information will be displayed: Authors (surnames, initials), year, article title, publication title, volume number and page range.

1.34 Toll Free Links

o Where one of the Publisher's articles refers to another article available on the Site, a user with access rights to the article containing the reference will be able to follow the reference link to the full text of the article cited without requiring access rights to the cited article.


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o     Where a Toll free Linking agreement exists between the Publisher and a third party, users with access rights to an article on the Site can also link to an article hosted by the third party without requiring access rights. This may be achieved by embedding a code in the referring URL.
o Where a Toll free Linking agreement exists between the Publisher and a third party, users with access rights to an article on the third party site can link to an article hosted on the Site without requiring access rights. This may be achieved by embedding a code in the referring URL.
o Free access is only available to the article referred to - not all articles in that issue or journal.


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2. Publisher Interface

The overall purpose of the Publisher Interface is twofold - (a) to provide the Publisher with as much control as is feasible (at the detail level) of its own titles; and (b) to enable the Publisher to know as much as possible about its users.

The Publisher has secure access to these functions and authorises employees accordingly. Much of the information contained within parts of this interface is used to deliver dynamic details to the User Interface pages. In general the information can be changed on a real-time basis by the Publisher, thus affecting the real-time information on the User Interface.

There will be two levels of access rights. One level permits access to just the Access Token generator and the other level permits access to all other parts of the interface. The Publisher will be issued with a "master" access right that can create Publisher access accounts - each access account could have access to one or both levels of access.

2.1 Journal Information

The procedure to set-up new journals and their initial entry into the system is initiated by the Publisher. The authorised Publisher employee enters all applicable information for a new Title such as the title name, copyright statement and ISSN. The interface also permits the Publisher to remove the title from sale. The Publisher can also assign a journal to be part of one or more Subject Groups.

2.2 Issue Information

As a new issue is processed and loaded for delivery to the User Interface pages, information about the issue populates a database. The information includes Volume Number, Issue Number, Publication Date, Issue Date, Number of Pages, URL, For Sale Y/N, Banner GIF and Free Sample Y/N.

2.3 Article Information

Each article loaded in the database contains associated information - the record fields include Unique Article ID, Issue, Article Name, Page Start, Page End, Abstract URL, Article URL and PDF URL.

2.4 SKUs and Offers

Each journal title can be sold to users as a time-based subscription and individual articles of the title can be sold individually. The SKU and Offer section of the Publisher Interface enables the Publisher to enter combinations of prices, currencies and time of access for each title at both a subscription and article level. The prices can also be tied to Society Membership validation so that Society Offers can be created and later redeemed at the User Interface.

2.5 Societies and Membership lists

This component of the interface enables the Publisher to set up a new society and upload membership validation details.

Each society has associated with it a code which users input on the Offer Code part of Your Home Page. Membership lists are uploaded into the database for corresponding society codes. The validation mechanism checks that a user is inputting the correct surname associated with the membership number.

The Publisher interface component enables the Publisher to refresh or amend membership details and, used in conjunction, with the SKU/Offer part permits special journal subscription prices to be offered to society members. The membership number and last name can also be amended.

The Publisher Interface allows updated membership data to be checked against the existing records on file for uniqueness. Duplicates will be reported in an agreed format.

The Publisher Interface allows the Publisher to generate reports of usernames and registration details as follows:
(a) society members loaded for a particular offer code
(b) society members that have validated their membership on the Site
(c) society members that have not validated their membership on the Site
(d) validated society members that haven taken up an offer requiring payment


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2.6 Access Token Generation

This page contains a list of journal titles that are available for sale. The Publisher can select one or more titles and generate one or more access tokens. The page enables the Publisher to set the expiry date of the subscription associated with the token and also include an associated reference number.

The Publisher can select to either (a) output the Access Token to the browser page, or (b) have the titles automatically added to a registered user's account by specifying a valid User Name.

2.7 User Demographic Information

Each registered user has associated with it the following demographic information: Title, First Name, Last Name, Honours, E-Mail Address, Username, Password, Country, Job Title, Company/Institution, Department, Phone, Fax, Street Number, Street, City/Town, State/Province/County, Post/ZIP Code, VAT Registered?, VAT Registration Number and area of professional responsibility (dropdown or free text).

2.8 HTML editor

HealthGate will supply the Publisher with an HTML editor. This editor can be used by the Publisher to insert HTML text at fixed positions within the following pages of the Site:
Home Page
List of Journals Page
List of Issues Page
Table of Contents Page
Your Home Page
Table of Contents E-Mail Selection Page
Registration Pages
Society Membership Validation Pages
Access Token Input and Confirmation Pages
Search Pages
Help

Each of these pages may contain one or more areas of customisable text. Publisher and HealthGate will mutually agree the positions within each page that maybe customisable. The Publisher is responsible for the text and/or wording for these pages.

2.9 Table of Contents (TOC) e-mail Messages

This component of the interface enables the Publisher to add a message to the TOC e-mails for particular journals. This message can be issue specific or time-based.

2.10 Subject Groups

The Publisher Interface allows the Publisher to create, edit and delete Subject Groups. The Publisher assigns a name for the Subject Group to be displayed on the subject list area of the List of Journals page. A journal can be assigned to one or more subject groups. These subject groupings can also be specified as filters when searching.

2.11 Institutional Activation

This component of the interface enables the Publisher to generate an Activation Code for use by an administrator of an institutional user name. The Publisher enters the institution name and an Activation Code is generated The Publisher can then assign journal subscriptions to the account by selecting journal titles and expiration dates. The Publisher then supplies the Activation Code to the Institutional Administrator.

Upon receipt, the Institutional Administrator enters the Activation Code to set up their Administrator Homepage.

The Publisher can edit administrator information and check the activation status and entry date for a particular Activation Code.

The Publisher can search for a record by Activation Code, institution name or other fields completed by the administrator on activation. The Publisher can generate reports based on this activation information.


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3. Institutional Access Interface

The Publisher sells bundles of subscriptions to a wide variety of institutions. Members of these institutions require access to the subscriptions purchased on their behalf, but the institutions do not want their members to be authenticated in the same way as individual users - they want access privileges to be granted according to IP address. However, institutions may also wish to supply a User Name and Password for their members to access their subscriptions when these member are away from their physical site.

The institutions also maintain journal holding information for subscriptions purchased from a wide-variety of other sources and will likely build links directly to the list of issues pages for each title. All parts of this Section 3 shall be delivered by 31 December 1999.

3.1 IP address validation

Each page of the site as described above will be sensitive to the user's referring IP address. If a user comes in from a recognised IP address, the name of the institution (as defined by an institutional administrator during activation) is displayed on each page.

3.2 Institutional List of Journals

A page will display the list of titles purchased by the institution. Users can then link to issues, tables of contents, full text and PDF articles without being prompted to login. A link will also allow institutional users to access a full list of all journals. Users attempting to access the full text of PDF article from a title that the institution does not subscribe will be given the choice of logging in as a personal user, or purchasing through document delivery. The Institutional List of Journals page also allows users to login as personal users, or register as personal users.

3.3 Table Maintenance of IP valid addresses

Each institution will be issued with an Activation Code. A designated institutional administrator will enter this number to activate their institution's subscriptions. The administrator is required to enter contact details and choose an administrator username and password. The administrator can then enter the IP addresses, and IP ranges for that institution. The administrator can login at any time with the administrator username and password. The administrator pages will allow the administrator to (a) edit the IP addresses, (b) update contact information, (c) create and delete institutional passwords and (d) generate and download pre-defined usage reports for that institution.

3.4 Institutional Password Access

Members of an institution accessing via an IP address that is not recognised by the system can login as either a personal user with a personal username and password, or as an institutional user with an institutional username and password. The Institutional Administrator can create institutional username and passwords for distribution to off-site users through the administrator pages. On entering a valid institutional username and password, users are taken to the institutional list of journals with the institution name displayed on the page. All other activities during that session are identical to those for a user that has been IP validated.

3.5 Moving Between Institutional and Personal States

Validated institutional users (whether via a recognised IP address or a valid institutional password) can change state to "personal user" by clicking the "Your Homepage" link. After logging in, the usual personal homepage will be displayed, with the addition of an extra link to "Institutional List of Journals". This link allows the user to change state back to "institutional" and will authenticate the user (IP or institutional username and password) and take the user to the Institutional List of Journals.

3.6 Direct Access

Institutions will be able to gain direct access to the list of issues for each title by following URL links from other library resources. When accessing the list of issues, the institution name will be displayed on the page if the IP address was recognised. When a user attempts to access the full text or PDF article an IP check will be carried out to verify access rights for this account. If the IP address is not recognised, the


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user is prompted to login. After successfully authenticating, the user will either be granted access or be presented with a variety of offers.


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4. Maintenance, Minor Changes and New Developments

4.1 Routine maintenance

On a periodic basis HealthGate shall maintain and upgrade the Software. These updates will generally be in conjunction with third party vendor upgrades to their respective software tools. In addition, HealthGate reserves the right to make changes and enhancements to the Software from time to time in order to improve the effectiveness and efficiency of its functionality as described above.

4.2 Allowance for small changes

The Publisher retains HealthGate to provide a number of days of labour time to make small changes and enhancements to the Software. Such changes should be requested in writing by the Publisher. HealthGate will evaluate each request and provide a time estimate to the Publisher expressed in labour hours for developing and testing the changes. Actual time worked on these changes will be logged and HealthGate will provide a copy of the log at the end of every month.

4.3 New Development

From time to time The Publisher may elect to request that HealthGate develop new functionality for the Software. HealthGate will evaluate each request and provide a time estimate to the Publisher expressed in labour days for defining, designing, developing, fully testing and deploying these changes. Some development work may be charged at a mutually agreed fixed fee rather than per labour day.


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1. Usage Reporting for the publishers

Access to statistical reports is provided via web-based reporting systems. HealthGate maintains access to tabular statistical data through the site, which can be accessed, aggregated, ranked and manipulated. These data can also be made available in flat files containing specified elements that can be downloaded and manipulated locally. HealthGate also presents some data as graphs and charts where appropriate. Access to these usage data can be either by the secure Publisher Interface or delivered by e-mail to controlled addresses. Features noted in this Schedule E, Sections 2, 3, and 4 shall be released on or before 31 March 2000.

1.1 Usage Data Requirements

Each Use Element defined below can be delineated by the following subdivisions:

o     By title
o     By subscribing institution username
o     By total consortium (defined group of institutional identifiers)
o     By individual user
o     By society (defined group of individuals)
o By time period. The site minimally reports by month. For each month, each type of use is reported by hour of the day, US Eastern Standard Time
o HealthGate will hold 24 months of historical data and then provide an archive to the Publisher in a mutually agreed standard format.

1.2 Use Elements

The following Use Elements are provided:

Number of sessions (Logins) broken down by:

o     Guests without authentication
o     Registered user without any rights to subscriptions or articles
o     Registered user with rights to subscriptions or articles
o     Authenticated institutional IP users
o Number of Searches, including number of searches which produce zero results.

Number of Menu Selections made through browsing, categorised as browsing from, as available through a standard log analysis tool:

o     Personal Homepage list of journals
o     Institutional - list of journals
o     Full list of journals
o     List of issues
o     Tables of Contents.

Number of items examined (i.e. viewed, downloaded or e-mailed) to the extent these can be recorded and controlled by the server rather than the browser. The results can be broken down by title with ISSN listed and categorised as:

o     Tables of Contents displayed
o     Abstracts displayed
o     Abstracts sent to a colleague
o     HTML Articles viewed
o     PDF articles downloaded
o     Other (e.g., image / AV files, ads, reviews, etc., as appropriate)

This analysis is available sorted by title, issue or article.


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2. Access to usage reports by Institutional Administrators

2.1 Institution Statistics

Institutional Administrators have access to a subset of the data relating to usage at their Institution (defined by the IP Address range and/or institutional username). The interface, functionality and design of the reports is substantially the same as the Publisher reports, but should follow the guidelines laid down by the International Coalition of Library Consortia, November 1998 - a copy of this document is available on the World Wide Web at http://lsounix1.library.yale.edu/consortia/webstats.html. HealthGate and the Publishers will review any subsequent drafts of these guidelines with the intention of mutually agreeing to incorporate changes into the software, where reasonable and appropriate.

2.2 Comparative Statistics

HealthGate will provide comparative statistics that give Institutional Administrators a context in which to analyse statistics. The Publisher will define which statistics to compare and which institutions can be grouped for purposes of comparison.


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3. User behaviour and site design

HealthGate can produce data and reports that can be used to determine which parts of the Site itself are being accessed.

3.1 Registration and authentication

Records and reports on the number of times the following areas of the site are accessed:

o     Help
o     "About"
o Register Now - broken down into successful and unsuccessful registration attempts, with details of the point at which the unsuccessful attempts were aborted.
o Offer Code entry - broken down into successful and unsuccessful authentication attempts, with details of the point at which the unsuccessful attempts were aborted.
o Access Token entry - broken down into successful and unsuccessful authentication attempts, with details of the point at which the unsuccessful attempts were aborted.
o     Forgotten Password
o     Update registration details
o     Sign up page for e-mail tables of content alerts

3.2 Search behaviour

Reports on the following search behaviour:

o     Comparative use of each search field

o     Comparative use of full-text or bibliographic search

o     Listing of most frequently used search terms

3.3 Session reports

Reports on the following session characteristics:

o     User's browser type and version

o     Referring URL

o     Entry URL in to site

o     Exit URL from site

o     Monthly frequency of repeat visits by registered and authenticated users


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4. Profiling and contacting users

The site allows the publisher to generate reports using any combination of the users' registration details (name, address, society affiliation, e-mail alert profile etc.) and access rights (subscriptions or article purchases with initiation and expiry dates).

4.1 Contacting users that match a specified profile

The output of these reports can be put to the following uses, commissioned by the Publisher and facilitated by HealthGate:

o     A flat-file report

o Generate a list of e-mail addresses of users that match a set of criteria defined by the Publisher and send an e-mail to these addresses with text provided by the Publisher

o Post a message (with text provided by the Publisher) on the personal Homepages of users that match a set of criteria defined by the Publisher. Default messages can automatically be displayed if a set of criteria is met. This includes the ability to display customisable text on the Personal Home Page of registered users with subscriptions due to expire within a given number of days. This text can include a hyperlink that can incorporate user registration information and information identifying the titles due to expire.


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5. Confidentiality of usage information

All usage data is treated by HealthGate as the Publisher's Confidential Information as defined in Section 18, Intellectual Property Rights.

5.1 Privacy and user confidentiality

Statistical reports or data that reveal confidential information about individual users will not be released or sold by either party to any third party.

5.2 Institutional or Consortia confidentiality

HealthGate will not release or sell statistical usage information for institutions or consortia without the written permission of the Publisher.


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6. Sales Reporting

HealthGate records all on-line purchases made by users in a format that facilitates integration with the Publishers' financial and customer management systems. HealthGate provides access to tabular statistical data on the Site which can be accessed, aggregated, ranked and manipulated. Access to these sales data is via the secure Publisher Interface.

6.1 Sales of Individual Articles

HealthGate records the following information for reporting purposes o Journal title, year, volume, issue, first page number

o     US Eastern Standard Time and date

o     Quantity sold

o     Unit price

o     Currency

o     Gross sale value

o     HealthGate fee

o     Value Added Taxes

o     Net sales value to Publisher

o     Username and registered address details

HealthGate will generate these data in a flat file at the end of each month containing the specified data elements. This report provides details of net sales by title and a payment from HealthGate to the Publisher will follow according to the agreed terms in Section 11. Schedule of Fees.

6.2 Sales of Subscriptions

The Publisher will provide unique customer id's for each registered user to HealthGate. These will be added daily to the user details on the site and allow reports to be reconciled with the publishers subscription management systems. HealthGate will record the following information for sales reporting purposes

o     Journal title

o     Publishers' Office

o     US Eastern Standard Time and date of sale

o     Expiry date of subscription

o     Unit price

o     Currency

o     Value Added Taxes

o     Total sales value to publisher including Value Added Taxes

o     Username and registered address details

o     Publishers' customer id

HealthGate will generate these data in a flat file on a daily basis in reports that contain the specified data elements. At the end of each month HealthGate will produce a monthly summary report and a payment to the Publisher will follow according to the agreed terms in Section 11. Schedule of Fees..


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7. Site maintenance reporting

HealthGate remotely monitors the Home Page of the Site every 60 seconds. In addition, HealthGate monitors some individual pages on the Site and links to other servers that support the Site. HealthGate will generate a monthly report that aggregates the log files from the monitoring services and supply this report to the Publisher. This report will enable the Publisher to track the availablity of the Site.


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